UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 25, 2005 (October 25, 2005)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 25, 2005, SigmaTel Inc. filed a current report on Form 8-K to report its issuance of a press release announcing its 2005 third quarter financial results, and on the same date held a related conference call to discuss these results. This Amendment is filed to correct certain inaccurate information regarding SigmaTel’s 2005 third quarter financial results contained in the October 25, 2005 press release announcing such 2005 third quarter financial results.

Item 2.02 Results of Operation and Financial Condition.

On October 25, 2005, SigmaTel issued a press release announcing its 2005 third quarter financial results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to the Current Report on Form 8-K filed by SigmaTel on October 25, 2005. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. Certain information regarding SigmaTel’s 2005 third quarter financial results contained in the press release and the related conference call was inaccurate due to an error with regards to revenue recognition on shipments very late in the third fiscal quarter that was discovered and corrected in SigmaTel’s quarterly report on Form10-Q filed on November 10, 2005. The error is more fully described in Part I, Item 4 of SigmaTel’s quarterly report on Form 10-Q filed on November 10, 2005. Due to the error, the following information contained in the October 25, 2005 press release announcing SigmaTel’s 2005 third quarter financial results, including the unaudited financial tables attached thereto, was inaccurate and should not be relied upon: third quarter 2005 revenues; percentages of quarter-over-quarter and year-over-year revenue increases; third quarter 2005 GAAP net loss and GAAP net loss per share; third quarter 2005 pro forma adjusted net income and pro forma adjusted net income per share; revenues for the nine months ended September 30, 2005; percentage of nine-month-period-over-nine-month-period revenue increase; pro forma net income and pro forma net income per share for the nine months ended September 30, 2005; GAAP net income and GAAP net income per share for the nine months ended September 30, 2005; percentage of year-over-year to date pro forma diluted earnings per share growth; cost of goods sold for the three month period and nine month period ended September 30, 2005; gross profit for the three month period and nine month period ended September 30, 2005; operating loss and loss before income taxes for the third quarter 2005; operating income and income before income taxes for the nine month period ended September 30, 2005; income tax expense for the three month period and nine month period ended September 30, 2005; accounts receivable, net as of September 30, 2005; inventories, net as of September 30, 2005; deferred tax asset, net as of September 30, 2005; total current assets as of September 30, 2005; total assets as of September 30, 2005; accumulated surplus as of September 30, 2005; total stockholders’ equity as of September 30, 2005; and total liabilities and stockholders’ equity as of September 30, 2005. The correct information, except for pro forma adjusted net income and pro forma adjusted net income per share for the three and nine months ended September 30, 2005, is contained in SigmaTel’s quarterly report on Form10-Q filed on November 10, 2005. The corrected pro forma adjusted net income and pro forma adjusted net income per share for the three and nine months ended September 30, 2005 are furnished in the table attached to this Current Report on Form 8-K as Exhibit 99.2.

The weighted average shares used to compute basic net income (loss) per share for the three months ended September 30, 2005 and the nine months ended September 30, 2005 were inaccurate in the October 25, 2005 press release announcing SigmaTel’s 2005 third quarter financial results due to an error in the treatment of the shares held in escrow related to the Protocom acquisition for the purposes of settling indemnification claims for the one-year period following the close of that acquisition. Additionally, the weighted average shares used to compute diluted net loss per share for the three months ended September 30, 2005 was inaccurate in the October 25, 2005 press release announcing SigmaTel’s 2005 third quarter financial results due to an error in the treatment of anti-dilutive securities. The correct information is contained in SigmaTel’s quarterly report on Form10-Q filed on November 10, 2005. The error is more fully described in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our quarterly report on Form 10-Q filed on November 10, 2005.

Also, the information in Item 2.02 of this Current Report on Form 8-K/A, and exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

SigmaTel provides a non-GAAP measure of net income and net income per share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes a one-time reversal of certain lease abandonment charges previously taken and non cash charges related to (i) acquisition-related write-offs of in-process R&D costs, (ii) amortization of intangible assets from acquisitions, and (iii) deferred stock-based compensation. SigmaTel believes that excluding these charges represents a better basis for the comparison of its current results to its results for prior periods and to the results of its peer companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated October 25, 2005, announcing 2005 third quarter results

99.2	Pro forma adjusted net income and pro forma adjusted net income per share for the three and nine months ended September 30, 2005

*	Previously filed

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATEL, INC., a Delaware corporation

Dated: November 10, 2005	By:	/s/ Ross Goolsby
Ross Goolsby
CHIEF FINANCIAL OFFICER
(PRINCIPAL ACCOUNTING OFFICER)

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SIGMATEL, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1*	Press Release, dated October 25, 2005, announcing 2005 third quarter results

99.2	Pro forma adjusted net income and pro forma adjusted net income per share for the three and nine months ended September 30, 2005

*	- Previously filed

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